UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report

(Date of earliest

event reported):             December 21, 2015

              Hudson Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Avenue of the Americas, 12th Floor, New York, New York 10019

(Address of principal executive offices, including zip code)

       (212) 351-7300

(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 21, 2015, Hudson Global, Inc. (the “Company”) announced that its Board of Directors has determined the Company will pay a regular, quarterly cash dividend. The dividend will initially be set at $0.05 per share per quarter and the first dividend will be issued following the release of the Company’s fourth quarter 2015 earnings results.

The Company will declare a record date and payment date for its first quarterly cash dividend in conjunction with its fourth quarter 2015 earnings results.

The Press Release issued by the Company on December 21, 2015 regarding the cash dividend is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

(99.1)	Press Release, dated December 21, 2015, issued by Hudson Global, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date: December 21, 2015	By:	/s/ Stephen A. Nolan
Stephen A. Nolan
Chief Executive Officer

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HUDSON GLOBAL, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit

Number

(99.1)	Press Release, dated December 21, 2015, issued by Hudson Global, Inc.

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